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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 1, 2004

                            COLGATE-PALMOLIVE COMPANY
             (Exact name of registrant as specified in its charter)

           DELAWARE                      1-644-2                13-1815595
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

       300 PARK AVENUE
        NEW YORK, NY                                              10022
    (Address of principal                                       (Zip Code)
      executive offices)

               Registrant's telephone number, including area code:
                                 (212) 310-2000


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ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.
             -------------------------------------

         On June 1, 2004, Colgate-Palmolive Company (the "Company"), through its wholly owned subsidiary GABA Holdings Delaware, LLC, completed the acquisition of all of the outstanding shares of GABA Holding AG ("GABA") for 1,051 million Swiss francs (or approximately US$841 million) in cash. Included in the assets of the business acquired is $112 million of net cash (as defined in the Share Purchase Agreement). The purchase price is subject to adjustment based on GABA's audited financial statements as of the closing date. The purchase price was determined through arms' length negotiation between the parties and was financed through the issuance of commercial paper. Prior to its acquisition by the Company, GABA was a privately-owned European oral care company. The assets of GABA, located primarily in Switzerland, Germany and Austria, also include trademarks and other intellectual property, accounts receivable, inventories and plant, equipment and other physical property, which have been used in GABA's oral care business and which will continue to be used in the oral care business. A copy of the Share Purchase Agreement, dated December 18, 2003, by and among the Company and the Sellers party thereto providing for the acquisition of the shares of GABA is filed herewith as Exhibit 99.1.

         On June 1, 2004, the Company issued a press release announcing the completion of the GABA acquisition. Filed herewith as Exhibit 99.2 is a copy of the press release.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
             -------------------------------------------------------------------

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION
                  Not applicable.

         (c)      Exhibits

                  NUMBER                       DESCRIPTION
                  ------                       -----------

                   99.1 Share Purchase Agreement, dated December 18, 2003, by and among the Company and the Sellers party thereto

                   99.2 Press release issued by Colgate-Palmolive Company on June 1, 2004 announcing the completion of the GABA acquisition




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              COLGATE-PALMOLIVE COMPANY


Date:  June 16, 2004

                                                /s/ Reuben Mark
                                              ----------------------------------
                                              Name: Reuben Mark
                                              Title: Chairman of the Board
                                                     and Chief Executive Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.                               DESCRIPTION
-----------                               -----------

99.1 Share Purchase Agreement, dated December 18, 2003, by and among the Company and the Sellers party thereto

99.2 Press release issued by Colgate-Palmolive Company on June 1, 2004 announcing the completion of the GABA acquisition


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